UAM FUNDS, INC.
          RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
                 INSTITUTIONAL CLASS SHARES

    SUPPLEMENT DATED MAY 30, 1997 TO THE PROSPECTUS DATED
                       JANUARY 3, 1997

                    FINANCIAL HIGHLIGHTS
                         (Unaudited)

      The following table provides financial highlights for the Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolio") throughout the period presented and is part of the Portfolio's unaudited financial statements for the period ended April 30, 1997 which are included in the Portfolio's Statement of Additional Information. The Statement of Additional Information and the financial statements therein are available at no cost and can be requested by writing to the address or calling the telephone number on the cover of the Prospectus. The following should be read in conjunction with the financial statements including the notes thereto.

                                                  Period from
                                              November 1, 1996***
                                               to April 30, 1997
                                                  (Unaudited)
Net Asset Value, Beginning of Period                 $10.00
_____________________________________________________________________
Income from Investment Operations
  Net Investment Income                                0.02
  Net Realized and Unrealized Gain++                   0.21
______________________________________________________________________
   Total From Investment Operations                    0.23
______________________________________________________________________
Distributions
  Net Investment Income                               (0.02)
______________________________________________________________________
   Total Distributions                                (0.02)
______________________________________________________________________
Net Asset Value, End of Period                       $10.21
______________________________________________________________________
______________________________________________________________________
Total Return                                           2.30%+**
______________________________________________________________________
______________________________________________________________________
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)                 $4,365
Ratio of Expenses to
    Average Net Assets                                1.25%*
Ratio of Net Investment
    Income to Average Net Assets                      0.39%*
Portfolio Turnover Rate                                 49% **
Average Commission Rate                              $0.0778
_______________________________________________________________________
Voluntary Waived Fees and Expenses
     Assumed by the Adviser Per Share                $0.09
Ratio of Expenses to Average Net
     Assets Including Expense Offsets                 1.25%*
________________________________________________________________________
* Annualized
**   Not Annualized
***  Commencement of Operations.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
++The amount shown for the period ended April 30, 1997 for a share outstanding throughout that period does not accord with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.